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Professional Office Rental Agreement - Form 2                       Page 1 of 4
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[Logo of Global Path]                   IDENTIFICATION BOX
Global Path Inc.     -----------------------------------------------------------
                      Landlord                Paul Miller

Office Use Agreement -----------------------------------------------------------
                      Company                 Swiss Medice, Inc.
                                              a corporation incorporated
                                              under the laws of the State
                                              of Delaware, U.S.A.
                     -----------------------------------------------------------
                      Commencement Date       July 1, 2003
                     -----------------------------------------------------------
This agreement is     Landlord Address for    Attention:  Paul Miller
made between the      Receipt of Notice       1502348 Ontario Inc.
Company and the                               85 George Street
Landlord named in the                         Toronto, Ontario, M5A 4L8
Identification Box
(the "Agreement")
                     --------------------------------------------------------
                      Company Address for     Attention:  Raghu Kllambi, CEO
                      Receipt of Notice       53 Yonge Street, 3rd Floor,
                                              Toronto, Ontario, M5E 1J3
                                              Phone:  (418) 868-0202
                     --------------------------------------------------------
                      Governing Law           Ontario
                      Jurisdiction
                     --------------------------------------------------------

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. OFFICE SPACE AND RELATED SERVICES: Landlord will provide to Company the following:

            (1) The exclusive use of the office space located at 53 Yonge Street, 3rd Floor, Toronto, Ontario, M5E 1J3 (the "Office Space"), for such purposes as are appropriate to both the business of the Company and the nature of the Office Space; and

            (2)   Those   services   typically   provided  by  the  Landlord  in
                  connection with the Office Space, or similar office space in the same building.

      (the "Office Rental").

      Landlord will conduct its operations and provide the Office Rental in a professional manner in accordance with industry acceptable standards and practices.

2. TERM: The Office Rental will commence, and this Agreement will become effective, on the Commencement Date Indicated in the Identification Box above and will continue in full force and effect for a period of one (1) year.


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                               Company Proprietary

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Professional Office Rental Agreement - Form 2                       Page 2 of 4
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3.    COMPENSATION:  Company will  compensate  Landlord for the Office Rental as set out in Schedule A attached to this Agreement. With regard to the receipt and disposition of any compensation provided by the Company to the Landlord and governed now or in the future under any federal, provincial or state law, Landlord agrees to abide by any and all applicable laws and other statutory rules and regulations and, in particular, the rules and regulations of the Securities and Exchange Commission and any local authority. In this regard, Landlord indemnifies and holds the Company harmless against all actions of the Landlord considered or deemed to be in contravention of any and all such laws, rules and regulations.

4. CONFIDENTIALITY: Landlord recognizes and acknowledges that it has and will have access to certain written, verbal and observable propriety and confidential information, ideas and trade secrets of the Company and its affiliates and related parties (the "information"). In this regard, Landlord agrees as follows, that:

      (1) Landlord will not use or disclose, directly or indirectly, any of the information or copy or duplicate in any manner any document containing such information for any personal use or the use of any third party, during and after the termination of this Agreement without the written consent of the Company, except information disclosed by the Landlord as follows:

            (a)   to directors, officers, or employees of the Company;

            (b) the Landlord can demonstrate was known by the receiving party prior to disclosure; and

            (c) is ordered by a court or government authority to be disclosed by the Landlord or the Company;

      (2) Landlord will not use any information in the pursuit of Landlord's other business or commercial efforts or activities outside of Landlords efforts and activities in the rendering of the Office Rental on behalf of the Company; and

      (3) upon receipt, Landlord will immediately deliver to the Company all copies of the Information in its possession which were given to or prepared by the Landlord or the Company as a result of the rendering of Office Rental under this Agreement and the disclosure of the information. If the Company does request such information, the Landlord may keep a summary of the Information only to enable the Landlord to identify the Information which was subject to this Agreement.

5. AMENDMENTS: To be effective, any amendment to the terms and conditions of this Agreement must be mutually agreed upon writing and provided as indicated under clause 8 below.


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                              Company Proprietary

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Professional Office Rental Agreement - Form 2                       Page 3 of 4
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6.    NOTICE:  Any  notice  to be given  under  this  Agreement  must be made in writing and is deemed to have been received after the date it is sent (a) on the fifth business day when sent by regular mail, (b) on the third business day when sent by registered mail, (c) on the second business day when sent by courier, and (d) on the same day when sent by fax providing proof of transmittal is provided. Each notice is to be addressed Private & Confidential to the respective party indicated in the Identification Box on Page 1 of this Agreement or to such other address as either party may advise by notice as provided in this Agreement.

7. GOVERNING LAW: This agreement is governed by and constructed in accordance with the laws of the jurisdiction named in the Identification Box on Page 1 of this Agreement.

8. COUNTERPARTS AND FACSIMILE SIGNATURE: This Agreement may be executed in two or more counterparties, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of any party to this Agreement shall constitute a valid and binding execution and delivery of this Agreement by any such party. Such facsimile copies shall constitute enforceable original documents.


IN WITNESS WHEREOF, the parties confirm their agreement to be bound by the terms of this Agreement as the Commencement Date written above by signing below.


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  Company       /s/Raghu Kilambi     Name and Title    Raghu Kilambi, CEO
                                     (please print(
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  Landlord      /s/Paul Miller                         Paul Miller

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                              Company Proprietary